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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 5, 2002



                       KULICKE AND SOFFA INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


        PENNSYLVANIA                   000-00121                 23-1498399
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


2101 Blair Mill Road, Willow Grove, PA                             19090
(Address of Principal Executive Offices)                          Zip Code)


        Registrant's telephone number, including area code (215) 784-6000

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ITEM 5.  OTHER EVENTS

     On November 5, 2002, Kulicke and Soffa Industries, Inc. (the "Company") issued a press release announcing that it is exploring options and evaluating various alternatives for certain of its non-core business units. A copy of this press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

Exhibit No.                          Description

  99.1                   Press Release dated November 5, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KULICKE AND SOFFA INDUSTRIES, INC.

Date: November 6, 2002                         By: /s/ Clifford G. Sprague
                                                   -----------------------
                                                 Clifford G. Sprague
                                                 Senior Vice President and Chief
                                                 Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                             Description

  99.1                         Press Release dated November 5, 2002